Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value (Note 3)	$ 11,072,585	$ 8,890,545
Notes receivable from participants	184,264	162,858
Employer contributions receivable	27,012	7,276
Assets available for benefits	$ 11,283,861	$ 9,060,679